UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                AMENDMENT NO. 2

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                      November 8, 2004 (November 2, 2004)
                      -----------------------------------


                        Petrie Stores Liquidating Trust
                   -----------------------------------------
               (Exact Name of Registrant as Specified in Charter)


     New York                    0-3777                   22-6679945
------------------          -----------------          ----------------
(State or other               (Commission               (IRS Employer
jurisdiction of               File Number)            Identification No.)
incorporation)


                      201 Route 17
                      Suite 300
                      Rutherford, NJ                      07070
      ---------------------------------------            --------
      (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code   (201) 635-9637


                                 Not Applicable
           ----------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

       [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [ ] Soliciting material to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ] Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Registrant hereby amends and restates its Current Report on Form 8-K filed on November 8, 2004 as follows:


ITEM 4.01    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         (a) On November 2, 2004, Ernst & Young LLP ("E&Y") orally advised Petrie Stores Liquidating Trust (the "Trust") and on November 4, 2004, the Trust received a letter from E&Y, stating that E&Y has resigned as the Trust's independent registered public accounting firm. E&Y has indicated to the Trust that it resigned because it could no longer conclude that it was "independent" within the meaning of the rules and regulations of the Securities and Exchange Commission (the "SEC") due to a consulting arrangement that had been in effect since 1994 between E&Y and H. Bartlett Brown, the Trust's Assistant Manager and Chief Financial Officer, who is also a former E&Y partner, pursuant to which Mr. Brown spent, on average, approximately 20-30 hours per month advising E&Y on certain partnership tax matters and certain pension benefit and related issues for former E&Y partners.

                  E&Y's reports on the Trust's financial statements for the two most recent fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

                  During the two most recent fiscal years and the subsequent interim period to date, the Trust has not had any disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports nor did E&Y advise the Trust as to any "reportable events," as such term is defined in Item 304(a)(1)(v) of Regulation S-K of the SEC.

                  E&Y has advised the Trust that it will not consent to the future use or reissuance of its past opinions with respect to the Trust's financial statements. The Trust will conduct a re-audit of its financial statements for the fiscal years ended December 31, 2002 and 2003 in connection with the preparation and filing of its Annual Report on Form 10-K for the year ending December 31, 2004.

                  The Trust has requested that E&Y furnish a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter from E&Y to the SEC, dated November 16, 2004, is filed as Exhibit 16.1 to this report.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 16.1     Letter from E&Y to the SEC, dated November 16, 2004

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            PETRIE STORES LIQUIDATING TRUST


Date: November 16, 2004                     By:  /s/ Stephanie R. Joseph
                                                 --------------------------
                                                 Name:  Stephanie R. Joseph
                                                 Title: Manager and
                                                        Chief Executive Officer

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                                 EXHIBIT INDEX

Number   Title
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16.1     Letter from E&Y to the SEC, dated November 16, 2004